FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2013
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
21.	FAIR VALUE MEASUREMENTS

The fair values of pledged bank deposits, accounts receivables, accounts payables and accrued expenses and other liabilities approximated their respective carrying amounts because of the short maturity of these instruments. The Group adopted ASC 820-10, Fair Value Measurements and Disclosures for the nonfinancial assets and liabilities that are remeasured at fair value on a nonrecurring basis.

Level 1

Observable inputs, such as unadjusted quoted market prices in active markets for the identical asset or liability that are accessible at the measurement date.

Level 2

Inputs, other than quoted market prices included in Level 1, that are observable either directly or indirectly for the asset or liability.

Level 3

Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available thereby allowing for situations in which at the measurement date there is little or no market data for the asset or liability.

In calculating the goodwill impairment (note 8(a)), the Company adopted the combination of market and income approach with level 3 inputs and determined that the carrying amounts of goodwill are impaired to their respective implied fair values of nil as of December 31, 2011.

There were no transfers of instruments into or out of level 1, level 2 or level 3 for the year ended December 31, 2013.